UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): June 8, 2012

IZEA, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-167960	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 N. Orange Avenue, Suite 412 Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 674-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR     240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR     240.13e-4(c))

CURRENT REPORT ON FORM 8-K
IZEA, Inc.
June 8, 2012

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)    On June 8, 2012, Ed Sim was elected to our Board of Directors.

Ed Sim is a founding member and Managing Partner of BOLDstart Ventures, a seed venture capital firm that invests in early stage technology companies, since April 2010. Mr. Sim is also a founding member and Managing Director of Dawntreader Ventures, a venture capital firm that invests in software, Internet and digital media companies, since April 1998. From 1996 to 1998, Mr. Sim worked at New York-based Prospect Street Ventures, and with the Structured Derivatives Group at JPMorgan. Mr. Sim is a former director of Answers Corporation (Nasdaq: ANSW); Greenplum (acquired by EMC, NYSE: EMC), GoToMyPC/GoToMeeting (acquired by Citrix, Nasdaq: CTXS), Moreover Technologies (acquired by Verisign, Nasdaq: VRSN), LivePerson (Nasdaq: LPSN), Gizmo5 (acquired by Google, Nasdaq: GOOG), and Flashbase (acquired by DoubleClick, Nasdaq: DCLK). Mr. Sim holds a B.A. degree in Economics from Harvard College and is a certified financial analyst. Mr. Sim was selected to serve as a member of our board of directors due to his extensive background in and experience with the venture capital industry, providing guidance and counsel to a wide variety of Internet and technology companies.

In consideration of his services as a director, we have agreed to grant to Mr. Sim stock options to purchase 500,000 shares of our common stock at an exercise price of $0.09 per share, vesting in full 12 months after the date of grant and expiring five years after the date of grant, under our 2011 B Equity Incentive Plan. We also agreed to reimburse Mr. Sim for all reasonable expenses in attending board and board committee meetings. Mr. Sim will be entitled to receive the same number of stock options, with an exercise price at then prevailing market prices, for each year he serves as our director.
Mr. Sim has not engaged in a related party transaction with us during the last two fiscal years, and there are no family relationships between Mr. Sim and any of our other executive officers or directors.
A press release issued by us on June 11, 2012 announcing Mr. Sim's election to our Board of Directors is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits. The exhibit listed in the following Exhibit Index is filed as part of this current report.

Exhibit No.	Description
99.1	Press Release issued by IZEA, Inc. on June 11, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA, INC.

Date: June 11, 2012	By:/s/ Edward H. (Ted) Murphy Edward H. (Ted) Murphy President and Chief Executive Officer